FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 10, 1999
(Date of earliest event reported)


                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

      Delaware                     33-65816

   (State or other               (Commission                 (I.R.S. Employer
   jurisdiction of               File Number)              Identification No.)
   incorporation)

                       245 Park Avenue, New York, NY 10167
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 272-2000

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ITEM 5.  OTHER EVENTS

         Attached as Exhibit 1.1 is the Terms Agreement (as defined below).

         Attached as Exhibit 4.1 is the Pooling and Servicing Agreement (as defined below) for Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-CLF1 (the "Certificates"). On August 31, 1999 (Closing Date), Bear Stearns Commercial Mortgage Securities Inc. (The "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 15, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as Master Servicer and Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN Amro Bank, N.V., as fiscal agent, of the Certificates, issued in ten classes. The Class A-1, Class A-2, Class A-3, and Class A-4 Certificates, with an aggregate scheduled principal balance as of August 15, 1999 of $320,100,000 were sold to Bear, Stearns & Co. Inc., as underwriter (the "Underwriter") pursuant to an Underwriting Agreement dated as of August 10, 1999 by and between the Company and the Underwriter, as supplemented by the Terms Agreement dated as of August 10, 1999 by and between the Company and the Underwriter (the "Terms Agreement").

         Attached as Exhibit 4.2 is the Mortgage Loan Purchase and Sale Agreement dated as of August 10, 1999 among the Registrant, as Purchaser, Capital Lease Funding, L.P., as Seller and Representing Party, Prudential Securities Credit Corp., as Seller, and Bedford Capital Funding Corp., as Representing Party.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.                Description
-----------                -----------

Exhibit 1.1 Terms Agreement dated as of August 10, 1999 between the Registrant and Bear, Stearns & Co. Inc.

Exhibit 4.1 Pooling and Servicing Agreement dated as of August 15, 1999 by and among the Registrant, as Depositor, Midland Loan Services, Inc., as Master Servicer and Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN Amro Bank, N.V., as fiscal agent.


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Exhibit 4.2        Mortgage Loan Purchase and Sale Agreement dated as of August
                   10, 1999 among the Registrant, as Purchaser, Capital Lease Funding, L.P., as Seller and Representing Party, Prudential Securities Credit Corp., as Seller, and Bedford Capital Funding Corp., as Representing Party.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                  By:   /s/ James G. Reichek
                                     -------------------------------------------
                                     Name:  James G. Reichek
                                     Title: Executive Vice President

Date: December 14, 1999


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                                  EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.                                 Description                     Page
-----------                                 ------------                    ----

1.1 Terms Agreement dated as of August 10, 1999 between the Registrant and Bear, Stearns & Co. Inc.

4.1 Pooling and Servicing Agreement dated as of August 15, 1999 by and among the Registrant, as depositor, Midland Loan Services, Inc., as Master Servicer and Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN Amro Bank, N.V., as fiscal agent.

4.2 Mortgage Loan Purchase and Sale Agreement dated as of August 10, 1999 among the Registrant, as Purchaser, Capital Lease Funding, L.P., as Seller and Representing Party, Prudential Securities Credit Corp., as Seller, and Bedford Capital Funding Corp., as Representing Party.